PROPERTY, PLANT AND EQUIPMENT, NET	3 Months Ended
Dec. 31, 2013
PROPERTY, PLANT AND EQUIPMENT, NET
7.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consisted of the following:

	As of September 30, 2013	As of December 31, 2013
	US$	US$
Buildings	6,051	6,117
Electronic and office equipment	9,523	10,410
Leasehold improvement and building improvement	681	711
Motor vehicles	1,164	1,177

Total	17,419	18,415
Less: Accumulated depreciation	(7,217)	(7,749)

	10,202	10,666